UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
February 24, 2010

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

304-769-1100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee recommended, and the Board of Directors of City Holding Company (the “Company”) approved, on February 24, 2010, the 2009 incentive compensation for the Company’s executive officers, including the Company’s principal executive officer and the Company’s principal financial officer.  The schedule set forth below indicates the 2009 incentive compensation for each of the Company’s executive officers.  There were no changes made to base salaries for 2010 for the Company’s executive officers.

Name	Title	2009 Incentive Compensation
Charles R. Hageboeck	President & CEO	$163,471
David L. Bumgarner	Chief Financial Officer	$45,283
Craig G. Stilwell	Executive Vice President, Retail Banking	$96,394
John A. DeRito	Executive Vice President, Commercial Banking	$73,066
Michael T. Quinlan, Jr.	Senior Vice President, Branch Banking	$44,309

Restricted Stock.

Restricted stock was awarded to certain of the executive officers.  The recipients of the restricted stock awards may vote and receive dividends on the shares, whether vested or not, but may not sell the shares or use them for collateral for any borrowing unless and until they are vested.  All of the restricted stock awards are of City Holding Company Common Stock, par value $2.50.  The market price on the date of grant, February 26, 2010, was $32.09 per share.

Stock Options.

Stock options were awarded to certain of the executive officers.  The exercise price of all options was the market price, $32.09, as of the date of grant, February 26, 2010.  All of the options awarded are exerciseable for shares of City Holding Company Common Stock, par value $2.50 per share.  The issuer made grants on similar terms in previous years although expiration dates and vesting periods varied.

The table below sets forth the number of shares of restricted stock and shares issuable upon the exercise of stock options awarded to each of the Company’s executive officers:

Name	Stock Options Awarded (#)	Restricted Shares Awarded (#)
Charles R. Hageboeck	6,250	2,000
David L. Bumgarner	1,250	650
Craig G. Stilwell	3,000	1,000
John A. DeRito	2,500	850
Michael T. Quinlan, Jr.	1,250	550

Section 8 – Other Events

Item 8.01 Other Events.

On February 24, 2010, the Company’s Board of Directors, based upon the recommendation of its Compensation Committee, approved an award of $20,000 of Company Common Stock, par value $2.50, to each non-employee director of the Company on December 31, 2009.  The market price on the date of grant, February 26, 2010, was $32.09 per share.

Signatures

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated: March 1, 2009	City Holding Company

By:	/s/ David L. Bumgarner
David L. Bumgarner
Chief Financial Officer